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                                                                      EXHIBIT 13



                                  CERTIFICATION


           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

                        ---------------------------------


In connection with the Annual Report on Form 20-F of Viatel Holding (Bermuda) Limited (the "Company") for the year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on or about the date hereof (the "Report"), each of the undersigned, in the capacity set forth below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of his or her knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/S/ Lucy Woods
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Name: Lucy Woods
Title: Chief Executive Officer

/S/ Stephen Grist
------------------------------
Name: Stephen Grist
Title: Chief Financial Officer

Date: 22 March 2004



A signed original of this written statement, or other document authenticating, acknowledging, or otherwise adopting each of the signatures appearing in typed form within the electronic version of this written statement, has been provided to the Company and will be retained by the Company in accordance with the applicable provisions of the U.S. Securities Exchange Act of 1934, as amended, and the related rules and regulations.

This written statement accompanies the Annual Report on Form 20-F in which it appears as an Exhibit pursuant to Section 906 of the U.S. Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the U.S. Sarbanes-Oxley Act of 2002 or other applicable law, be deemed filed by the Company for purposes of
Section 18 of the U.S. Securities Exchange Act of 1934, as amended.